MASSACHUSETTS FINANCIAL SERVICES COMPANY
            500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000



                                        April 29, 2004



VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust III (File Nos. 2-60491 and 811-2794) on Behalf of MFS(R)High Income Fund; MFS(R)Series Trust IX (File Nos. 2-50409 811-2464), on Behalf of MFS(R)Bond Fund, MFS(R)Limited Maturity Fund, MFS(R)Research Bond Fund and MFS(R)Intermediate Investment Grade Bond Fund; MFS(R) Series Trust X (File Nos. 33-1657 and 811-4492) on Behalf of MFS(R)Conservative Allocation Fund, MFS(R)Moderate Allocation Fund, MFS(R)Growth Allocation Fund and MFS(R)Aggressive Growth Allocation Fund; Massachusetts Investors Trust (File Nos. 2-11401 and 811-203); and MFS(R) Government Securities Fund (File Nos. 2-74959 and 811-3327)

Ladies and Gentlemen:

     This letter serves as notification of the existence of a Spanish language version of the Supplement dated March 18, 2004 to the current Prospectus of the above-named funds. The Supplement was filed electronically with the Securities and Exchange Commission on March 23, 2004, pursuant to Rule 497(e) under the Securities Act of 1933 (EDGAR Accession No. 0000912938-04-000349).

     Pursuant to Rule 306(a) of Regulation S-T, I hereby represent, to the best of my knowledge, that the Supplement filed as described above is a fair and accurate English translation of the corresponding foreign language document.

     Please call the undersigned at (617) 954-5182 or (800) 343-2829 with any questions you may have.

                                        Very truly yours,



                                        JAMES R. BORDEWICK, JR.
                                        James R. Bordewick, Jr.
                                        Assistant Secretary and
                                        Assistant Clerk of the Trusts